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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               October 1, 1997


                        DIMENSIONAL VISIONS GROUP, LTD.
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               (Exact name of registrant as specified in charter)





         Delaware                    1-10196                     23-2517953
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)               Identification No.)





8855 N. Black Canyon Hwy, Suite 2000, Phoenix, AZ                 85021
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    (Address of principal executive offices)                    (Zip Code)




                                 (602) 997-1990
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              (Registrant's telephone number, including area code)



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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         On October 1, 1997, the registrant sold 1,666,666 shares of its Common Stock. The purchase price was $75,000. The transaction was conducted pursuant to Regulation S promulated under the Securities Act of 1933, as amended, as the purchaser was a non-U.S. person as that term is used in Regulation S. The purchaser was Sutton Capital Management, Ltd.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGNATURE

                                            DIMENSIONAL VISIONS GROUP., INC.


                                            By: /s/ George S. Smith
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                                                    George S. Smith
                                                    Chief Executive Officer

DATE:  October 10, 1997



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